                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   March 28, 1995
                                                   --------------------------


                             Ameritech Corporation
- -----------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


                                   Delaware
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                 (State or other jurisdiction of incorporation)


           1-8612                                      36-3251481
- ---------------------------              ------------------------------------
(Commission File Number)                  (IRS Employer Identification No.)


  30 South Wacker Drive, Chicago, Illinois                    60606
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(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code         (312) 750-5000
                                                   --------------------------
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     The purpose of this Current Report on Form 8-K is to file conformed copies of an Underwriting Agreement (attached hereto as Exhibit 1-a) and a Pricing Agreement (attached hereto as Exhibit 1-b) executed in connection with a proposed offering of debentures by Ameritech Capital Funding Corporation, a wholly-owned subsidiary of the Registrant ("Capital Funding"), to be issued pursuant to the Registration Statements on Form S-3 (File Nos. 33-32705 and 33-36790) filed by the Company and Ameritech with the Commission under the Act on December 21, 1989 and September 12, 1990, respectively (the "Registration Statements"), together with a form of the Officers' Certificate (attached hereto as Exhibit 4-a) and debentures (attached hereto as Exhibit 4-b), for incorporation into the Registration Statements.

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

     (c)  Exhibits.


Number        Description
- ------        -----------
1-a           Conformed copy of executed
              Underwriting Agreement dated March
              28, 1995 among Capital Funding, the
              Registrant and Lehman Brothers Inc.,
              as Representatives (the
              "Representatives") of the several
              Underwriters named in the Pricing
              Agreement.

1-b           Conformed copy of executed Pricing
              Agreement dated March 28, 1995 among
              Capital Funding, the Registrant and
              the Representatives.

4-a           Form of Officers' Certificate to be
              delivered establishing Capital
              Funding's 7-1/2% Debentures due April
              1, 2005.

4-b           Form of 7-1/2% Debentures due April
              1, 2005.




                                      -2-
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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  March 28, 1995              AMERITECH CORPORATION



                                   By: /s/ Richard W. Pehlke
                                      ----------------------

                                   Title: Vice President & Treasurer
                                         ---------------------------




                                      -3-
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                                 EXHIBIT INDEX

                                                        Page
                                                       Number
                                                         In
Number    Description                                This Report
- ------    -----------                                -----------
1-a       Conformed copy of executed Underwriting
          Agreement dated March 28, 1995 among
          Capital Funding, the Registrant and
          Lehman Brothers Inc., as Representatives
          (the "Representatives") of the several
          Underwriters named in the Pricing
          Agreement.

1-b       Conformed copy of executed Pricing
          Agreement dated March 28, 1995 among
          Capital Funding, the Registrant and the
          Representatives.

4-a       Form of Officers' Certificate to be
          delivered establishing Capital Funding's
          7-1/2% Debentures due April 1, 2005.

4-b       Form of 7-1/2% Debentures due April 1,
          2005 of Capital Funding.